Exhibit 10.1

SECOND AMENDMENT TO

CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (“Second Amendment”) is made and entered into as of the 12th day of December, 2008 (the “Second Amendment Effective Date”), by and among THE FINISH LINE, INC., an Indiana corporation (“Finish Line”), THE FINISH LINE USA, INC., an Indiana corporation (“FLU”), THE FINISH LINE DISTRIBUTION, INC., an Indiana corporation (“FLD”) and FINISH LINE TRANSPORTATION CO., INC., an Indiana corporation (“FLTC”; and collectively with Finish Line, FLU and FLD, the “Borrowers”; and each a “Borrower”), THE FINISH LINE, INC., as Borrower Representative, SPIKE’S HOLDING, LLC, an Indiana limited liability company (“Spike”), and THE FINISH LINE MAN ALIVE, INC., an Indiana corporation (“FLMA”; and collectively with Spike, the “Guarantors”; and each a “Guarantor”), the Lenders (as defined in the Credit Agreement referred to below) and NATIONAL CITY BANK, a national banking association, in its capacity as contractual representative for itself and the other Lenders (“Agent”).

Recitals

1. The Borrowers, the Lenders and the Agent are parties to a Credit Agreement, dated as of February 25, 2005 (as amended by that certain First Amendment to Credit Agreement, the “Credit Agreement”).

2. The Borrowers have requested that the Lenders and the Agent agree to amend the Credit Agreement and the other Loan Documents in certain respects to contemplate and permit Letters of Credit with expiration dates occurring after the Revolving Loan Termination Date.

3. Subject to the terms and conditions stated in this Second Amendment and pursuant to and in accordance with Section 9.3 of the Credit Agreement, the Lenders and the Agent are willing to modify and amend the Credit Agreement as provided in this Second Amendment.

Agreement

NOW THEREFORE, the Borrowers, the Guarantors, the Lenders and the Agent agree as follows:

1. Definitions. All terms used in the Recitals and in this Second Amendment that are defined in the Credit Agreement and are not otherwise defined herein are used in this Second Amendment with the meanings ascribed to them in the Credit Agreement, as amended by this Second Amendment.

2. Amendments to Credit Agreement. Each of the following amendments shall be effective as of the Second Amendment Effective Date.

(a) Amendment To Restriction Of Letter Of Credit Expiration Dates. Section 3.3(ii) of the Credit Agreement is hereby deleted in its entirety and shall be deemed to read as follows as of the Second Amendment Effective Date:

“(ii) issue any Letter of Credit which has an expiration date later than the date which is one (1) year after the Revolving Loan Termination Date; provided that Letters of Credit Outstanding on the Revolving

Loan Termination Date shall be either (i) fully supported by a clean letter of credit issued by a financial institution having a long-term debt rating of AAA or higher by Standard & Poor’s Ratings Group or Aaa or higher by Moody’s Investors Service, Inc., or (ii) collateralized, until the expiry date thereof for cancellation, by the deposit with the Agent of cash in an amount equal to one hundred two and one half percent (102.5%) times the amount available for drawing under all then outstanding Letters of Credit issued thereunder, plus fees that would be due thereunder through the applicable expiry date.”

3. Amendment of Other Loan Documents. All references to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement, as modified and amended by this Second Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time. The other Loan Documents are hereby modified and amended to the extent necessary to conform them to, or to cause them to accurately reflect, the terms of the Credit Agreement, as modified by this Second Amendment. Except as otherwise expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents, as modified and amended by this Second Amendment, remain in full force and effect, and fully binding on the parties thereto and their respective successors and assigns.

4. Binding on Successors and Assigns. All the terms and provisions of this Second Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives. Whenever in this Second Amendment any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party.

5. Representations and Warranties. Each Borrower represents and warrants to the Lenders and the Agent that:

(a)(i) The execution, delivery and performance of this Second Amendment and all agreements and documents delivered pursuant hereto by the Borrowers and the Guarantors have been duly authorized by all necessary action and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or writ presently in effect applying to the Borrowers or the Guarantors (or any of them), or any of their respective constituent documents, or result in a breach of or constitute a default under any material agreement, lease or instrument to which any of the Borrowers or the Guarantors is a party or by which any of the Borrowers or the Guarantors, or any of their respective properties, may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by the Borrowers or the Guarantors of this Second Amendment and all agreements and documents delivered pursuant hereto; and (iii) this Second Amendment and all agreements and documents delivered pursuant hereto by the Borrowers and the Guarantors are the legal, valid and binding obligations of the Borrowers and the Guarantors, as applicable, as a signatory thereto, and enforceable against the Borrowers and the Guarantors, as applicable, in accordance with the terms thereof.

(b) After giving effect to the amendments contained in this Second Amendment, the representations and warranties contained in Article VI of the Credit Agreement are true and correct on and as of the Second Amendment Effective Date with the same force and effect as if made on and as of the Second Amendment Effective Date, except that the representation in Section 6.4 of the Credit Agreement shall be deemed to refer to the financial statements of the Borrowers most recently delivered to the Agent prior to the Second Amendment Effective Date.

(c) No Default or Unmatured Default has occurred and is continuing or will exist under the Credit Agreement as of the Second Amendment Effective Date.

(d) The Borrowers’ constituent documents have not been amended or otherwise changed since February 25, 2005.

6. Consent and Representations of the Guarantors.

(a) Each of the undersigned Guarantors, by its execution of this Second Amendment, expressly consents to the execution, delivery and performance by the Borrowers of this Second Amendment and each of the other documents, instruments and agreements to be executed pursuant hereto, and agrees that neither the provisions of this Second Amendment nor any action taken or not taken in accordance with the terms of this Second Amendment shall constitute a termination, extinguishment, release or discharge of any of its obligations under the Guaranty to which such Guarantor is a signatory or provide a defense, set-off, or counterclaim to it with respect to any of its obligations under such Guaranty or any other Loan Documents. Each of the undersigned Guarantors affirms to the Agent and the Lenders that the Guaranty to which such Guarantor is a signatory is in full force and effect, is a valid and binding obligation of such Guarantor and, subject to the limitations stated in such Guarantor’s Guaranty, continues to secure and support the Obligations, the payment of which is guaranteed by such Guarantor thereunder.

(b)(i) Each of the Guarantors, by its execution of this Second Amendment, represents and warrants that the execution, delivery, and performance of this Second Amendment and all agreements and documents delivered pursuant hereto by it have been duly authorized by all necessary entity action and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or writ presently in effect applying to such Guarantor, or the constituent documents of such Guarantor, or result in a breach of or constitute a default under any material agreement, lease or instrument to which such Guarantor is a party or by which such Guarantor or any of its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by such Guarantor of this Second Amendment and all agreements and documents delivered pursuant hereto; and (iii) this Second Amendment and all agreements and documents delivered pursuant hereto by such Guarantor are the legal, valid and binding obligations of such Guarantor, as signatory thereto, and enforceable against such Guarantor in accordance with their respective terms.

(c) The request for and the grant of the confirmations, consents and waivers given herein shall not establish a course of conduct or dealing between the Agent and the Lenders and the Guarantors and shall not impose any obligation on the Agent or the Lenders to consult with, notify or obtain the consent of the Guarantors in the future if the financial accommodations provided by the Agent and/or the Lenders to the Borrowers should be revised, amended or increased.

(d) Each Guarantor represents and warrants that its constituent documents have not been amended or otherwise changed since February 25, 2005.

7. Conditions. The obligation of the Lenders and the Agent to execute and to perform this Second Amendment shall be subject to full satisfaction of the following conditions precedent on or before the Second Amendment Effective Date:

(a) The Agent shall have received copies, certified as of the Second Amendment Effective Date by the Secretary or Assistant Secretary of each Borrower and each Guarantor, of such corporate documents or resolutions of each Borrower and each Guarantor as the Lenders or the Agent may request evidencing necessary corporate action by each Borrower and each Guarantor with respect to this Second Amendment and all other agreements or documents delivered pursuant hereto as the Lenders or the Agent may request.

(b) This Second Amendment shall have been (i) duly executed and delivered by the Borrowers and the Guarantors to the Lenders and the Agent and (ii) executed by the Lenders and the Agent.

(c) The Borrowers shall have paid all costs and expenses incurred by the Lenders and the Agent in connection with the negotiation, preparation and closing of this Second Amendment and the other documents and agreements delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of Baker & Daniels LLP, special counsel to the Agent.

(d) The Agent shall have received such additional opinions, agreements, documents, instruments, resolutions and certifications, fully executed by the applicable parties, as may be reasonably requested by the Lenders and the Agent.

8. Further Assurances. Each of the Borrowers, the Guarantors, the Lenders and the Agent, as the case may be, shall duly execute and deliver, or cause to be executed and delivered, such further instruments and perform or cause to be performed such further acts as may be necessary or proper in the reasonable opinion of the Agent to carry out the provisions and purposes of this Second Amendment.

9. Waiver of Defenses and Claims. In consideration of the accommodations provided to the Borrowers by the Lenders and the Agent as contemplated by this Second Amendment, the Borrowers and the Guarantors hereby waive, release, and forever discharge the Lenders and the Agent from and against any and all rights, claims or causes of actions against the Lenders and the Agent arising under their actions or inactions with respect to the Loan Documents or any security interest, lien or collateral in connection therewith as well as any and all rights of set off, defenses, claims, causes of action and any other bar to the enforcement of the Loan Documents which exist as of the Second Amendment Effective Date.

10. Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of Indiana, without regard to its principles of conflicts or choice of law rules.

11. Survival. All covenants, agreements, undertakings, representations, and warranties made in this Second Amendment shall survive the execution and delivery of this Second Amendment, and shall not be affected by any investigation made by any party.

12. Entire Agreement. This Second Amendment constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions with respect thereto, whether express or implied, oral or written.

13. Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. In the event any party executes and delivers this Second Amendment via facsimile, such party hereby agrees that for the purposes of enforcement and all applicable statutes, laws and rules, including, without limitation, the Uniform Commercial Code, rules of evidence and statutes of fraud: (i) the facsimile signature of such party shall constitute a binding signature of such party as a symbol and mark executed and adopted by such party with a present intention to authenticate this Second Amendment; (ii) the facsimile of this Second Amendment shall constitute a writing signed by such party; and (iii) the facsimile of this Second Amendment shall constitute an original of and best evidence of this Second Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed and delivered by their duly authorized officers as of the date set forth above.

THE FINISH LINE, INC.,
as a Borrower and as Borrower Representative

By:	/s/ Gary D. Cohen
Name: Gary D. Cohen Title: Executive Vice President, General Counsel and Secretary

Address: 3308 North Mitthoeffer Road Indianapolis, Indiana 46235

Attention: Beau J. Swenson
Telephone No.: 317-899-1022
Facsimile No.: 317-613-6950

THE FINISH LINE USA, INC.,
as a Borrower

By:	/s/ Gary D. Cohen
Name: Gary D. Cohen Title: Executive Vice President, General Counsel and Secretary

Address: 3308 North Mitthoeffer Road Indianapolis, Indiana 46235

Attention: Beau J. Swenson
Telephone No.: 317-899-1022
Facsimile No.: 317-613-6950

FINISH LINE TRANSPORTATION CO., INC.,
as a Borrower

By:	/s/ Gary D. Cohen
Name: Gary D. Cohen Title: Vice President and Secretary

Address: 3308 North Mitthoeffer Road Indianapolis, Indiana 46235

Attention: Beau J. Swenson
Telephone No.: 317-899-1022
Facsimile No.: 317-613-6950

THE FINISH LINE DISTRIBUTION, INC.,
as a Borrower

By:	/s/ Gary D. Cohen
Name: Gary D. Cohen Title: Executive Vice President, General Counsel and Secretary

Address: 3308 North Mitthoeffer Road Indianapolis, Indiana 46235

Attention: Beau J. Swenson
Telephone No.: 317-899-1022
Facsimile No.: 317-613-6950

SPIKE’S HOLDING, LLC,
as a Guarantor

By:	/s/ Linda M. Disher
Name: Linda M. Disher Title: President

Address: 3308 North Mitthoeffer Road Indianapolis, Indiana 46235

Attention: Beau J. Swenson
Telephone No.: 317-899-1022
Facsimile No.: 317-613-6950

THE FINISH LINE MAN ALIVE, INC.,
as a Guarantor

By:	/s/ Gary D. Cohen
Name: Gary D. Cohen Title: Secretary

Address: 3308 North Mitthoeffer Road Indianapolis, Indiana 46235

Attention: Beau J. Swenson
Telephone No.: 317-899-1022
Facsimile No.: 317-613-6950

NATIONAL CITY BANK, as Agent, as Arranger, as a Lender, as an Issuing Bank and as the Swing Line Bank

By:	/s/ Christopher A. Susott
Name:	Christopher A. Susott
Title:	Vice President

Address:	National City Bank
Suite 200 E
One National City Center
Indianapolis, Indiana 46255

Attention: Christopher A. Susott
Telephone No.:	317-267-7422
Facsimile No.:	317-267-8899

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Megan Collins
Name: Megan Collins
Title: Vice President

Address:	Bank of America, N.A.
IL-231-06-40
231 S. LaSalle Street
Chicago, Illinois 60697

Attention: Megan Collins
Telephone No.:
Facsimile No.:

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Phillip McCaulay
Name: Phillip McCaulay
Title: Vice President

Address:	The Northern Trust Company
50 South LaSalle Street, B-2
Chicago, Illinois 60675

Attention: Phillip McCaulay
Telephone No.: 312-557-2816
Facsimile No.: 312-444-7028

REGIONS BANK
as a Lender

By:	/s/ Scott A. Dvornik
Name: Scott A. Dvornik
Title: Vice President

Address:	Regions Bank
One Indiana Square
Suite 227
Indianapolis, Indiana 46204

Attention: Scott A. Dvornik
Telephone No.: 317-221-6087
Facsimile No.: 317-221-6120

FIFTH THIRD BANK,
as a Lender

By:	/s/ David W. O’Neal
Name: David W. O’Neal
Title: Vice President

Address:	Fifth Third Bank
251 N. Illinois Street, Suite 1200
Indianapolis, IN 46204

Attention: David W. O’Neal
Telephone No.: 317-383-2288
Facsimile No.: 317-340-2320